UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 15, 2016

REALBIZ MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-53359 (Commission File Number)	11-3820796 (I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301

Rochelle Park, NJ 07662

(Address of principal executive offices) (zip code)

(201) 845-7001 x303

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On September 15, 2016, Alex Aliksanyan, our Chief Executive Officer, issued a letter to shareholders announcing and discussing our financial results for the third quarter of 2016. Attached hereto as Exhibit 99.1, and filed herewith, is a copy of that letter. The contents of the letter are incorporated herein by this reference.

Item 7.01      Regulation FD Disclosure

The disclosure under Item 2.02 above, including Exhibit 99.1, is incorporated herein by reference in its entirety.

This information pursuant to Item 7.01 and Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01     Finanical Statements and Exhibits.

Exhibit No.	Description
99.1	Letter to Shareholders dated September 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealBiz Media Group, Inc.

Dated: September 15, 2016	/s/ Alex Aliksanyan
By: Alex Aliksanyan
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Shareholders dated September 15, 2016

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